Exhibit 99.1

For release:
Dec 14, 2020
5:00 a.m. PDT

Quantum Acquires Square Box Systems Ltd, Maker of CatDV, to Help Businesses Get More Value from Unstructured Data

Acquisition Adds Data Cataloging, AI Analytics and Automation Software for Data Enrichment and Orchestration

SAN JOSE, Calif. — Dec. 14, 2020 — Quantum Corp. (NASDAQ: QMCO) today announced it has acquired Square Box Systems Ltd, a specialist in data cataloging, user collaboration, and digital asset management software. The acquisition builds on Quantum’s recently expanded portfolio that classifies, manages, and protects data across its lifecycle by adding technology advancements to further enrich video, digital images and other forms of unstructured data. This acquisition will strengthen Quantum’s ability to provide software solutions to help companies unlock the business value contained in their data, both on-premises and in the cloud.

Square Box Systems’ flagship product is CatDV, an agile media management and workflow automation software platform that helps organizations with large volumes of media and metadata to organize, communicate and collaborate more effectively. CatDV leverages artificial intelligence and machine learning technology to make it easier for businesses of any size to catalog and analyze digital assets such as video, images, audio files, PDFs, and more; enable advanced search across local and cloud repositories; and provide access control across the full data lifecycle for secure sharing and data governance.

“There is huge untapped value contained in video, digital images, and other valuable file data,” says Jamie Lerner, President and CEO at Quantum. “This acquisition will not only help our customers make better business decisions based on their data, but it represents another key step in Quantum’s transformation by adding data enrichment technology to our portfolio. We are also adding a growing, profitable software business unit with strong gross margins that is in the late stages of transitioning to a cloud-based SaaS business.”

Expanding into new markets
Headquartered in the United Kingdom, Square Box Systems grew by more than 20% in the last year and has over 1,500 commercial software deployments and tens of thousands of individual users worldwide, including many customers that use CatDV with Quantum StorNext™. CatDV is used today in post-production, corporate video, sports, government and education markets, and has potential to expand to other markets using specifically designed plug-ins for expanded use cases such as genomics research, autonomous vehicle design, geospatial exploration, and any use case dealing with large unstructured data. CatDV is integrated with a broad ecosystem of storage vendors and other technology providers, and Quantum is committed to maintaining this open ecosystem and multi-vendor support.

“As CatDV grows and becomes a bigger player across the industry, there’s more we want to do, building on CatDV's success and taking it to a new level,” says Rolf Howarth, founder and CTO at Square Box Systems, now Principal Architect at Quantum. “I am very excited at the prospect of working with Quantum, taking CatDV into new markets and solving new business problems, at the same time as continuing to work with our existing customers and partners.”

Dave Clack, former CEO of Square Box Systems and General Manager, Cloud Software and Analytics at Quantum, adds: “Joining forces with Quantum makes CatDV much stronger: becoming part of a larger organization with its visionary leadership team, whilst gaining access to an amazing pool of talent, gives CatDV more opportunity to better serve our existing and future customers. The direction of both firms is already aligned;

a clear focus on data management, orchestration at scale, cloud, and automation of service delivery, all unlocking amazing returns for our clients.”

Opportunity to Provide Turnkey Solution to Small Media Workgroups
Many of the world’s largest studios, broadcasters, and content producers have complex workflows, and have the budget and infrastructure to deploy customized and integrated media asset management (MAM) systems to manage their workflows end to end. In these larger environments, Quantum has deep integration and will continue to partner with these MAM vendors to provide the best solutions to these customers.

However, smaller workgroups such as those in corporate video, education, and houses of worship have a need for a more simple, turnkey solution that provides basic functionality to be able to index, search, and manage their content on a shared storage platform. Quantum intends to combine the CatDV software with StorNext to provide an all-in-one workgroup appliance and better serve the needs of this market with a differentiated offering.

Transaction Information
Quantum expects the initial financial impact of the transaction to be accretive to current business operations and additional guidance will be provided with Quantum’s release of its fiscal Q3 FY2021 financial results. The Entrepreneurs Hub played a key role in advising Square Box Systems in this transaction.

“Square Box Systems realized that with a solution applicable across the globe, they needed to be part of a bigger family and find an organization with leadership that shared a vision as big as theirs,” says Andrew Shepperd, Director & Co Founder of the Entrepreneurs Hub. “We felt Quantum with its pedigree for innovation and new vision would be an excellent home for Square Box Systems. Entrepreneurs Hub has worked with both leadership teams to secure the completion of this exciting deal that will see a paradigm shift in the commercial impact that CatDV brings and the wider audience it will now be able to serve as part of Quantum’s solution stack and technology leadership.”

About Quantum
Quantum technology and services help customers capture, create, and share digital content—and preserve and protect it for decades. With solutions built for every stage of the data lifecycle, Quantum's platforms provide the fastest performance for high-resolution video, images, and industrial IoT. That's why the world's leading entertainment companies, sports franchises, researchers, government agencies, enterprises, and cloud providers are making the world happier, safer, and smarter on Quantum. Quantum is listed on Nasdaq (QMCO) and was added to the Russell 2000® Index in 2020. For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements about the anticipated benefits of our acquisition of Square Box Systems, the future prospects of Square Box Systems’ products and technology, market trends related to Square Box Systems products and technology, our business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected benefits of the acquisition, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the integration of the business, products, employees and other aspects of Square Box Systems into Quantum, the competitive pressures faced by our businesses; risks associated with executing Quantum’s strategy and the strategy related to this acquisition; the distribution of Quantum’s and Square Box Systems’ products and the delivery of Quantum’s services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the impact of Covid-19 on our business and our ability to integrate the business of Square Box Systems; and other risks that are described in the section entitled “Risk Factors” in Quantum’s filings with the Securities and Exchange Commission, including its Form 10-K filed with the Securities and Exchange Committee on June 24, 2020, a copy of which can be found at www.sec.gov. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. Quantum does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Contacts:

Media Contact: Kim Willsher Red Lorry Yellow Lorry 310 773 3760 Quantum@rlyl.com	Investor Contact: Rob Fink FNK IR 646-809-4048 rob@fnkir.com